Exhibit 99.2


                CERTIFICATION OF CHIEF PRESIDENT, CHIEF EXECUTIVE
                         AND PRINCIPAL FINANCIAL OFFICER
                                  PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2003, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Vitro Diagnostics, Inc.


Date:  September 12, 2003

                                            By:  James R. Musick
                                                 -------------------------------
                                                 James R. Musick, President,
                                                 Chief Executive and Principal
                                                 Financial Officer
                                                 Vitro Diagnostics, Inc.



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